Bridgehampton Value Strategies Fund
Class C (BVSCX) Class I (BVSFX)
A series of the Investment Managers Series Trust

Supplement dated April 21, 2014, to the
Summary Prospectus, Prospectus and
Statement of Additional Information dated October 1, 2013

*** Important Notice Regarding Proposed Fund Reorganization ***

On April 15, 2014, the Board of Trustees of Investment Managers Series Trust (the “Trust”) approved, subject to shareholder approval, a proposed reorganization of the Bridgehampton Value Strategies Fund (the “Fund”), a series of the Trust, into a newly created series of the Tocqueville Trust, the Tocqueville Alternative Strategies Fund (the “TAS Fund”).  The TAS Fund is designed to be substantially similar to the Fund from an investment perspective.  The reorganization will shift management oversight responsibility for the Fund to Tocqueville Asset Management L.P. (“TAM”) while retaining the current portfolio manager of the Fund as the portfolio manager of the TAS Fund.

Bridgehampton Capital Management LLC (“Bridgehampton”), the Fund’s investment adviser, recommended the reorganization to the Trust Board because Bridgehampton believes that the reorganization has the potential to expand the Fund’s marketing support and presence in more distribution channels, increase the research and trading resources available to the Fund’s portfolio management team, and increase the Fund’s asset base.  In addition, the gross and net expense ratio for the shares of the TAS Fund are expected to be less than those of the Class C and Class I shares of the Fund, and the advisory fees payable by the TAS Fund are expected to be less than the advisory fees that are currently paid by the Fund.

In order to accomplish the reorganization, the Board approved, subject to shareholder approval, an Agreement and Plan of Reorganization and Liquidation (the “Plan”).  The Plan provides for an exchange of shares of the Fund for shares of the TAS Fund, which would be distributed pro rata by the Fund to the holders of its shares in complete liquidation of the Fund, and the TAS Fund’s assumption of all of the liabilities of the Fund. Shareholders of the Fund will receive shares of the TAS Fund equal in value to the shares of the Fund held by the shareholders prior to the reorganization.  The effect of the reorganization is that the Fund’s shareholders will become shareholders of the TAS Fund.  The reorganization is intended to qualify as a tax-free transaction for federal income tax purposes.

The Board has called a shareholder meeting at which shareholders of the Fund will be asked to consider and vote on the Plan. The shareholder meeting is currently scheduled for June 20, 2014, at 1:00 p.m. Eastern Time, at offices of Tocqueville Asset Management L.P. at 40 W. 57th Street, 19th Floor, New York 10019. Shareholders of the Fund will receive a combined prospectus/proxy statement with additional information about the proposed reorganization. If shareholders of the Fund approve the reorganization, it is expected to take effect on or about June 27, 2014.

Please file this Supplement with your records.